SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  August 16, 2004




                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



    Delaware     1-3919                              37-0364250
------------------------                            ------------
(State or other(Commission                          (IRS Employer
 jurisdiction ofFile Number)                       Identification
  incorporation)                                        No.)



5430 LBJ Freeway, Suite 1740, Dallas, TX              75240-2697
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (972) 458-0028
                                                    --------------

Item 9:        Regulation FD Disclosure



Pursuant to Item 9 of this current report, the registrant hereby furnishes the information set forth in the press release issued on August 16, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including the exhibit, the registrant furnishes in this Item 9 and Exhibit 99.1 of this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Keystone Consolidated Industries, Inc.
                                          (Registrant)




                                           By: /s/ Bert E. Downing, Jr.
                                               ----------------------------
                                               Bert E. Downing, Jr.
                                               Vice President, Chief Financial
                                               Officer, Corporate Controller and
                                               Treasurer




Date:  August 16, 2004

                                INDEX TO EXHIBITS



Exhibit No.     Description
-----------     ------------------------------------------------------
99.1            Press release dated August 16, 2004 issued by Keystone
                Consolidated Industries, Inc.